UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[  ]   Preliminary Information Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]   Definitive Information Statement

PATRIARCH, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]  No fee required

[  ]   $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

PATRIARCH, INC.

4526 Underwood Avenue

North Vancouver, British Columbia, Canada V7K 2S2

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Patriarch, Inc., (the “Company”) in connection with the approval by a majority of the stockholders of an amendment (the “Amendment”) to its Certificate of Incorporation changing the name of the Company to “KAL Energy, Inc.”

We,” “us,” “our,” and the “Company” refer to Patriarch, Inc., a Delaware corporation.

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company’s financial performance.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions identify forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

SUMMARY OF THE AMENDMENT

On November 13, 2006, the Board of Directors unanimously approved, and recommended for shareholder approval, the amendment of the Company’s Certificate of Incorporation in order to change the name of the Company to KAL Energy, Inc.  The record date established by the Board for purposes of determining the number of outstanding shares of voting stock entitled to vote on the Amendment was November 14, 2006 (the “Record Date”).  On the Record Date, stockholders owning greater than a majority of the outstanding shares of Common Stock approved the Amendment by action taken without a meeting in accordance with Delaware law.  No further vote of our stockholders is required.

When filed with the Delaware Secretary of State, the Amendment will change the name of the Company to “KAL Energy, Inc.”

GENERAL

The date on which this Information Statement was first sent to our stockholders is on or around November 29, 2006 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent.  Stockholders who did not consent to the Amendment are not entitled to dissenter’s rights under Delaware law.

The Amendment will be effective no sooner than twenty (20) days after the Mailing Date.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.

Why did I receive this Information Statement?

A.

Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.

What will I receive when the Amendment is effective?

A.

The Amendment has already been approved, and you will not receive anything notifying you that the Amendment has become effective.

Q.

When do you expect the Amendment to become effective?

A.

The Amendment will become effective upon the filing with the Delaware Secretary of State.  We expect to file the Amendment with the Delaware Secretary of State no less than 20 days after this Information Statement has been sent to you.

Q.

Why am I not being asked to vote?

A.

The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Delaware law, and no further approval by our stockholders is required.

Q.

What do I need to do now?

A.

Nothing.  This information statement is purely for your information and does not require or request you to do anything.

Q.

Whom can I contact with questions?

A.

If you have any questions about any of the actions to be taken by the Company, please contact the Company.

ACTIONS BY THE BOARD OF DIRECTORS

AND CONSENTING SHAREHOLDERS

On November 13, 2006, our Board of Directors, believing it to be in the best interests of the Company and its stockholders approved the Amendment.  On November 13, 2006, the proposed Amendment was approved by shareholders holding more than a majority of the Company’s issued and outstanding shares.

BACKGROUND INFORMATION

We commenced operations as an exploration stage company. During the fiscal year that ended on May 31, 2005, we held the option to acquire a 90% interest in a mineral claim situated in the Province of Ontario, Canada known as the Manchester South property. We acquired our interest in the Manchester South Property pursuant to an agreement dated March 6, 2002, as amended on October 8, 2003 between Terry Loney, doing business as Klondike Bay Resources, and us.

The option agreement was negotiated as an arm's length transaction. We would have been deemed to have exercised the option to acquire the 90% interest in the Manchester South Property when we had:

(A)

Paid Klondike Bay Resources $7,500 (paid upon the execution of the option agreement);

(B)

Incurred an aggregate of $200,000 of property exploration expenditures on the Manchester South Property within the following periods:

(1) $25,000 on or before December 31, 2004; and

(2) A further $175,000 on or before December 31, 2005.

Due to our inability to raise sufficient funds to conduct exploration on the Manchester South property in order to meet the exploration expenditure requirements of the option agreement with Klondike Bay Resources, we were unable to exercise the option and our right to acquire an interest in the property was terminated. Accordingly, as of May 31, 2006, we have no interest in the Manchester South property.  Management intends to review other potential resource and non-resource assets for acquisition.

The Company is registered under Section 12(g) of the Securities Exchange Act of 1934 and is subject to the reporting obligations under Section 13 of the Securities Exchange Act of

1934.  The Company’s shares trade publicly on the OTC Bulletin Board under the symbol “PRRH.”

Description of Amendment

The Amendment will result in the name of the Company being changed from “Patriarch, Inc.” to “KAL Energy, Inc.”

The purpose of the name change is to reflect the changed nature of the Company’s.  The name change is reflected in the form of Amendment to Certificate of Incorporation which is attached hereto as Exhibit 2, and incorporated herein by reference.

RECORD DATE

Shareholders of record at the close of business on November 14, 2006 (the “Record Date”) are entitled to notice of the meeting and to vote at the meeting.  As of the Record Date, 11,718,818 shares of the Company’s Common Stock (the “Common Stock”) were issued and entitled to vote at the Meeting.

APPROVAL BY STOCKHOLDERS

Pursuant to Chapter 1, Subchapter VIII, §242, amendments to the Company’s Certificate of Incorporation must be approved by a majority of the Company’s stockholders.  In order to obtain the required approval of our stockholders, we could either convene a special meeting of the shareholders for the specific purpose of voting on the proposed Amendment, or we could obtain written consent from the holders of a majority of our issued and outstanding voting securities.   In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock.  The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by to Chapter 1, Subchapter VII, §211 of the General Corporation Law of Delaware, which provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  The Record Date for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Amendment was November 14, 2006.

The Company has one class of stock authorized.  As of the date of this Information Statement, the Company has 11,718,818 shares of its Common Stock issued and outstanding.

On November 14, 2006, stockholders holding 8,055,000 shares of Common Stock, or approximately 68.7% of the issued and outstanding shares of Common Stock, approved the Amendment.

No further vote of our stockholders is required for the Company to effect the Amendment.

Stockholders who do not consent to the proposals are not entitled to the dissenter’s or appraisal rights provided by the General Corporation Law of Delaware.

Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company’s stockholders.

Effective Date

The Amendment will be effective no sooner than 20 days after the date this Information Statement is first mailed to our stockholders.  The Company anticipates that the Amendment will be effective on approximately December 21, 2006.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND ITS EFFECTS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to vote at the Meeting was November 14, 2006.  As of the Record Date, the Company had a total of 11,718,818 shares of Common Stock issued and outstanding.  The following table sets forth, as of the Record Date, the stock ownership of each executive officer and director of the Company, of all executive officers and directors as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock.  Unless otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as such shares, to the best of the Company’s knowledge.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common	Strato Malamas (1) 4526 Underwood Avenue North Vancouver British Columbia, Canada	8,055,000	68.7%

	All Directors and Executive Officers (1 person)	8,055,000	68.7%

(1) The person listed is an executive officer and director of the Company.

DIRECTORS AND EXECUTIVE OFFICERS

The Company currently has one officer and director.  The following table shows the current officer and director of the Company:

Name	Age	Director/Officer Since	Position(s) Held

Strato Malamas	47	February 21, 2001	President, Chief Executive Officer, Secretary, Treasurer, Principal Accounting officer and Director

Biographical Information

Strato Malamas is our president, chief executive officer, secretary, treasurer and chief financial officer. Since 1983, he has been a licensed realtor involved in property development, sales and management. Mr. Malamas has been the principal of Brooklyn Property Management Limited, a private real estate management company, since 1984. He has also acted as president a director of GoEnergy, Inc. a private, exploration stage oil and gas company since 2001. Mr. Malamas spends approximately 25% of his business time on our operations.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal year ended May 31, 2006.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All other compensation ($)
Strato Malamas– President/Secretary/Treasurer	2006	0	0	0	0	0	0	0
Strato Malamas– President/Secretary/Treasurer	2005	0	0	0	0	0	0	0
Strato Malamas– President/Secretary/Treasurer	2004	0	0	0	0	0	0	0

FINANCIAL INFORMATION

Please see the Company’s Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission on August 29, 2006, for details regarding the Company’s financial information.   A copy of the report is incorporated herewith as Exhibit 1.

EXHIBITS

1.

The Company’s 2006 Annual Report (incorporated by reference from Form 10-KSB filed with the Securities and Exchange Commission on August 29, 2006).

2.

Amendment of Certificate of Incorporation, to be filed with the Delaware Secretary of State.

THE BOARD OF DIRECTORS

November 14, 2006

EXHIBIT 2

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Patriarch, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "First" so that, as amended, said Article shall be and read as follows:

The name of this corporation shall be:

                                 KAL Energy, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 14th day of November 2006.

By: /s/ Strato Malamas

Authorized Officer

Title: President

Name: Strato Malamas